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                                                                   Exhibit 10.17

                              Appleton Papers Inc.
                            Long Term Incentive Plan
                                   ARTICLE 1.
                           Purpose and Effective Date

     1.1. Purpose. The Board adopted the Plan for the purpose of assisting the
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Company in attracting and retaining key management employees who are in a position to make a significant contribution to the growth and profitability of the Company by providing a reward for performance and incentive for future endeavor. The Plan will be implemented through the opportunity to earn Phantom Stock Units, the value of which is related to the appreciation in the value of the Company's stock.

     1.2. Effective Date. The effective date of the Plan (the "Effective Date")
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is the first day of the month coinciding with or next following acquisition of the Company by Paperweight Development Corporation.

                                   ARTICLE 2.
                                   Definitions
                                   -----------
     Capitalized words and phrases used in the Plan have the following meanings unless otherwise expressly provided herein:

     2.1. "Board" means the Company's Board of Directors.
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     2.2. "Cause" in connection with the termination of the Participant's
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employment with the Company, means that, in the judgment of the Committee, based upon any information or evidence reasonably persuasive to the Committee, the
Participant: (1) willfully engaged in activities or conducted himself or herself in a manner seriously detrimental to the interests of the Company or its affiliates; or (2) failed to execute the duties reasonably assigned to him or her in a reasonably timely, effective, or competent manner; provided, however, that the termination of the Participant's employment because of Disability shall not be deemed to be for Cause.

     2.3. "Change of Control" means: (1) the termination of the ESOP or
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amendment of the ESOP so that it ceases to be an employee stock ownership plan;
(2) the ESOP ceases to own a majority interest in the Company; (3) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company; (4) the approval by the Company shareholders of any plan or proposal to terminate the Company's business, to liquidate or dissolve the Company or to sell substantially all the Common Stock; (5) the Company merges or consolidates with any other company and the Company is not the surviving company of such merger or consolidation; or (6) any other event or series of events whereby ownership and effective control of the Company is transferred or conveyed to a person or entity that is not controlled by the Company.

     2.4. "Committee" means the Compensation Committee of the Board.
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     2.5. "Common Stock" means the Company's common stock.
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     2.6.  "Company" means Appleton Papers Inc., 825 East Wisconsin Avenue,
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Appleton, Wisconsin 54911-1703.

     2.7.  "Disability" means a physical or mental condition of the Participant
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which results in the Participant receiving benefits under the Company's long term disability insurance plan, or in the event the Participant is not participating in the Company's long term disability insurance plan, means disability as defined under such plan.

     2.8.  "Eligible Employee" means an employee of the Company in the following
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classifications: (1) the Chief Executive Officer, (2) a Vice President or Mill
Manager, (3) a director-level employee; and (4) any other key management employee who has been designated by the Committee as an Eligible Employee.

     2.9.  "ESOP" means the Appleton Papers Retirement Savings and Employee
            ----
Stock Ownership Plan.

     2.10. "Participant" means an Eligible Employee who participates in the Plan
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in accordance with Article 4.

     2.11. "Phantom Stock Unit" means a bookkeeping unit and accounting
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mechanism designed to measure the value of a nonequity compensation unit payable as taxable compensation to the Participant in accordance with Article 5. One Phantom Stock Unit has a value, as of the date of grant to a Participant pursuant to Section 4.1, equal to the value of one share of Common Stock at such time (as determined pursuant to Section 5.6).

     2.12. "Plan" means the Appleton Papers Inc. Long Term Incentive Plan, as
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set forth herein and as amended from time to time.

     2.13. "Plan Year" means the Company's fiscal year.
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     2.14. "Representative" means the personal representative of the
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Participant's estate, and after final settlement of the Participant's estate, the successor or successors entitled thereto by law.

     2.15. "Retirement" means termination of employment with the Company under a
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tax-qualified retirement plan maintained by the Company or an affiliate, including early retirement under such plan.

                                   ARTICLE 3.
                               Plan Administration
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     3.1.  Committee Administration. The Committee shall be responsible for the
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operation and administration of the Plan. The decision of a majority of the members of the Committee shall constitute the decision of the Committee. The Committee may act either at a meeting at which a majority of the members of the Committee is present or by a writing signed by all Committee members. The Committee shall have full discretion, power and authority to make factual determinations, construe, interpret and

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administer the Plan, to adopt such rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto, and may designate agents to assist it in administration of the Plan. The Committee shall have

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the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan, the individuals eligible to participate in the Plan, the Participants to whom Phantom Stock Units are to be awarded, the number of Phantom Stock Units to be awarded, vesting of awards and all other matters relating to the Plan. Benefits will be paid only if the Committee determines in its discretion that the applicant is entitled to them.

     3.2. Maximum Reserved Units. The maximum number of Phantom Stock Units that
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may be granted each year shall not exceed the number of Phantom Stock Units that would represent 3% of total stockholders' equity in the Company immediately prior to such grant, determined in accordance with generally accepted accounting principles.

     3.3. Changes in Capital Structure. If there is a change in the outstanding
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Common Stock by reason of the issuance of additional units, recapitalization, reclassification, reorganization or similar transaction, the Committee shall proportionately adjust, in an equitable manner, the aggregate number of available Phantom Stock Units and the number of Phantom Stock Units held by Participants. The adjustment shall be made in a manner that will cause the relationship between the aggregate appreciation in the outstanding Common Stock and the increase in value represented by each Phantom Ownership Unit to remain unchanged as a result of the transaction.

                                   ARTICLE 4.
                            Participation and Awards
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     4.1. Annual Grants. Phantom Stock Units shall be granted, as of the first
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day of a Plan Year (the "grant date"), to all Eligible Employees who are
Participants with respect to that Plan Year. Before the beginning of each Plan Year, the Committee shall designate and set forth on Exhibit I those key
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management employees of the Company who are Eligible Employees for the Plan Year
(in addition to those of the Company's Chief Executive Officer, Vice Presidents, Mill Managers and director-level employees who are so designated for the Plan
Year) and shall notify Participants of such designation. The number of Units awarded to each Participant or class of Participants, if any, shall be determined by the Committee in its sole discretion, and set forth on Exhibit II
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before the beginning of each Plan Year. The Committee shall notify Participants of the Units awarded for a Plan Year as soon as administratively practical after such awards have been established by the Committee.

     4.2. New Hires and Employment Classification Changes. An individual who
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becomes an Eligible Employee after the beginning of the Plan Year, either as a newly hired employee or as a result of a change in employment classification, shall be entitled to receive a grant of Phantom Stock Units for such Plan Year in accordance with Section 4.1, prorated based on the number of days during the Plan Year that such individual was an Eligible Employee.

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                                   ARTICLE 5.
                          Vesting and Exercise of Units
                          -----------------------------

     5.1. Vesting. A Phantom Stock Unit shall vest and, except as otherwise
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provided in Section 5.3 or 5.4, become exercisable on the earlier of the third
(3rd) anniversary of the date of grant of the Phantom Stock Unit or the occurrence of a Change of Control. Upon termination of employment due to the Participant's death, Disability or Retirement, an award of Phantom Stock Units shall be 0% vested if such employment termination occurs before the first anniversary of the grant date, 33.3% vested if such employment termination occurs on or after the first but before the second anniversary of the grant date, and shall be 66.7% vested if such employment termination occurs on or after the second but before the third anniversary of the grant date. Any grant of Phantom Stock Units, or portion thereof, not vested according to the foregoing schedule on the date of the Participant's termination of employment for any reason shall be forfeited.

     5.2. Expiration. Phantom Stock Units shall expire, and cease to be
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exercisable, at the earliest of the following times: (1) ten (10) years after the grant date; (2) one (1) year after the first exercise window period that occurs after the Participant's termination of employment with the Company due to death, Disability or Retirement; (3) six (6) months after the first exercise window period that occurs after the Participant's termination of employment for any reason other than death, Disability or Retirement; or (4) immediately on termination of employment with the Company for any reason if the Phantom Stock Unit has not vested as of the employment termination date.

     5.3. Exercise of Units. Vested Phantom Stock Units may be exercised by the
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Participant (or by the Participant's Representative in the event of the
Participant's death), in whole or in part, at any time on or before the applicable Unit expiration date. Notwithstanding the foregoing: (1) no Phantom Stock Unit may be exercised before the earlier of July 1, 2004, or a recapitalization of the Company; and (2) Phantom Stock Units may be exercised only during the two (2) exercise window periods each Plan Year that are established by the Committee and communicated in writing to Participants, unless such Unit would expire before the next available exercise window period, in which case the Unit may be exercised at any time before expiration. To initiate the process for the exercise of a Phantom Stock Unit, the Participant shall deliver to the Committee a written notice of intent to exercise, on forms approved by the Committee for such purpose, specifying the number of units being exercised. The date of exercise of a Phantom Stock Unit shall be determined under procedures established by the Committee, but in no event shall the date of exercise precede the date on which the written notice of intent to exercise has been received by the Committee. Provided that all conditions precedent contained in the Plan are satisfied, the Committee shall make payment for the exercised Units in accordance with Section 5.5.

     5.4. Vesting and Exercise Upon Recapitalization. Notwithstanding Sections
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5.2 and 5.3 above, upon the recapitalization of the Company, all Phantom Units outstanding on the date of recapitalization shall be fully vested and exercised automatically as of such date.

     5.5. Payment For Exercised Units. Upon exercise of a vested Phantom Stock
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Unit in accordance with Section 5.3 or 5.4, payment, less applicable withholding taxes, shall be made to the Participant (or to the Participant's Representative in the event of the Participant's death) in a single sum cash payment in an amount equal to the value of the Phantom Stock Unit on the date such unit is exercised minus the value of the unit on the grant date of such unit, plus an amount equal to any dividends or other distributions made with respect to a share of the Common Stock of the Company

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measured from the grant date of the Phantom Stock Unit so exercised through the date of exercise. The value of a Phantom Stock Unit shall be determined in accordance with Section 5.6.

     5.6. Unit Valuation. The value represented by a Phantom Stock Unit shall be
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the greater of: (1) the fair market value of a share of Common Stock, determined by reference to the most recent appraisal of the Common Stock obtained by the ESOP trustee; (2) the price per share of Common Stock received as a result of a Change of Control; or (3) a public offering price.

     5.7. Tax Withholding. The Committee shall deduct from payments made under
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the Plan any federal, state or local withholding or other taxes or charges which the Company is required to deduct under applicable law.

     5.8. Change of Control Tax Provisions. If any payments or benefits provided
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to Executive under this Agreement (the "Payments") will be subject to the tax imposed by Section 4999 of the Code (the "Excise Tax"), the Company shall pay to Executive, at the time the Payments are paid to Executive, an additional amount (the "Gross-Up Payment") such that the net amount retained by Executive, after deduction of any Excise Tax on the Payments and any federal, state and local income tax and Excise Tax on the Gross-Up Payment itself, shall be equal to the Payments.

For purposes of determining whether any of the Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) any other payments or benefits received by Executive in connection with a Change of Control or Executive's termination of employment shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code,
(ii) the amount of the Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Payments or (B) the amount of excess parachute payments within the meaning of Sections 280G(b)(1) and (4) (after applying clause (i) above, and after deducting any excess parachute payments in respect of which payments have been made), and
(iii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of Executive's residence on the date of Executive's termination of employment, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

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If the Excise Tax is subsequently determined to be less than the amount taken into account hereunder, Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction. If the Excise Tax is determined to exceed the amount taken in account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess to Executive (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

     5.9.  Forfeitures. Notwithstanding any other provision of the Plan, all
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rights to any payments under the Plan, shall be discontinued and forfeited, and the Company will have no further obligation to the Participant if the Participant is discharged from employment with the Company or its affiliates for Cause, or the Participant performs during the course of his employment with the Company or its affiliates acts of willful malfeasance or gross negligence in a matter of material importance to the Company. Absent a Change of Control, any decision of the Committee with respect to the application of the provisions of this Section 5.9 shall have a presumption of correctness, and the burden shall be on the Participant to rebut such presumption by clear and convincing evidence.

     5.10. Presumed Competency. Every person receiving or claiming payments
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under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such person is incompetent and that a guardian, conservator or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under the Plan may be made to such guardian or conservator provided that the proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of Company or the Committee regarding such payments.

     5.11. Forfeiture of Unclaimed Benefits. Each Participant shall keep the
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Committee informed of his or her current address. The Committee shall not be obligated to search for the whereabouts of any person. If the Committee is unable to locate any person to whom a payment is due under the Plan or a distribution payment check is not presented for payment, such payment shall be irrevocably forfeited at the earlier of: (1) the day preceding the date such payment would otherwise escheat pursuant to any applicable escheat law; or (2) the later of three (3) years after the date on which the payment was first due or ninety (90) days after issuance of the check. Forfeited payments shall be returned to the Company.

                                   ARTICLE 6.
                            Miscellaneous Provisions
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     6.1.  Nonguarantee of Employment. No employee or other person shall have
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any claim or right to participate in the Plan except as designated by the
Committee. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company.

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     6.2. No Rights As Shareholder. Phantom Stock Units shall not entitle the
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Participant to an equity interest in the Company nor give the Participant the rights of a shareholder in the Company.

     6.3. Nonassignable. Phantom Stock Units are an unfunded promise to pay and
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are not property. Any rights and privileges represented by a Phantom Stock Unit may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, and shall not be subject to execution, attachment or similar process except as provided in Section 6.5.

     6.4. Unfunded Plan. The Plan shall at all times be unfunded and no
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provision shall at any time be made with respect to segregating assets of the
Company for payment of benefits under the Plan. No Participant or other person shall have any interest in any particular assets of the Company and shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan.

     6.5. Offsets. As a condition to eligibility to participate in the Plan,
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each Participant consents to the deduction from amounts otherwise payable to the
Participant under the Plan all amounts owed by the Participant to the Company and its affiliates to the maximum extent permitted by applicable law.

     6.6. Limitation of Actions. No lawsuit with respect to any benefit payable
          ---------------------
or other matter arising out or relating to the Plan may be brought before exhaustion of claim and review procedures established by the Committee, and any lawsuit must be filed no later than nine (9) months after a claim is denied or be forever barred.

     6.7. Amendment and Termination. The Board may amend or terminate the Plan
          -------------------------
at any time.; provided that no amendment to the Plan may alter, impair or reduce the number of Phantom Stock Units earned before the effective date of the amendment without the written consent of the affected Participants. No Phantom Stock Units may be awarded after the date of Plan termination although payments shall be made in accordance with the Plan with respect to Phantom Stock Units awarded before the date of Plan termination. Notwithstanding anything herein to the contrary, the Committee, in its sole discretion, may accelerate the time for exercise of vested Phantom Stock Units upon Plan termination.

     6.8. Governing Law; Jurisdiction. The Plan shall be governed by, and
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construed in accordance with, the laws of the State of Wisconsin. By participating in the Plan, the Participant irrevocably consents to the exclusive jurisdiction of the courts of the State of Wisconsin and of any federal court located in Milwaukee, Wisconsin in connection with any action or proceeding arising out of or relating to the Plan, any document or instrument delivered pursuant to or in connection with the Plan.

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